SUPPLEMENT TO

CALVERT SOCIALLY RESPONSIBLE FUNDS PROSPECTUS

And CLASS I (INSTITUTIONAL) SHARES PROSPECTUS

Calvert Social Investment Fund,

Balanced Portfolio

Calvert World Values International Equity Fund

Calvert Large Cap Growth Fund

Prospectuses dated: January 31, 2002

Date of Supplement: March 8, 2002

New Subadvisors for CSIF Balanced Portfolio and CWVF International Equity Fund:

The respective Boards of Trustees/Directors voted this week to change subadvisors in these Funds.

SSgA Funds Management, Inc. will manage a portion of the equity assets of CSIF Balanced Portfolio previously managed by NCM Capital Management Group, Inc. following a transition period to restructure its portion of the Portfolio. Brown Capital Management, Inc. will continue to manage equity assets of CSIF Balanced, and Calvert Asset Management Company, Inc. (CAMCO) will continue to manage the fixed income portion of CSIF Balanced Portfolio.

Grantham, Mayo Van Otterloo, LLC (GMO) will manage the CWVF International Equity Fund, previously managed by Aberdeen Asset Management, Inc.

Please note the following changes in the above prospectuses:

Delete the second paragraph under "Principal Investment Strategies" on page 2 of the Prospectus (the first paragraph on page 1 of the Class I Prospectus) and replace it with the following:

CSIF Balanced invests in a combination of stocks, bonds and money market instruments in an attempt to provide a complete investment portfolio in a single product. The Advisor rebalances the portfolio quarterly to adjust for changes in market value. The Fund is, primarily, a large cap core U.S. domestic portfolio, although it may have other investments, including some foreign stocks and mid-cap stocks. The equity portion of the Fund seeks companies that have the potential to outperform the market through exceptional growth and/or valuation improvement. The fixed income portion reflects an active trading strategy, seeking total return, and focuses on a duration target approximating the Lehman Aggregate Bond Index.

Delete the first and second paragraphs under "Principal Investment Strategies" on page 20 of the Prospectus (on page 9 of the Class I Prospectus) and replace with the following:

The Fund invests primarily in non-U.S. large cap stocks using a core investment approach. The Fund will generally hold stocks of companies from the constituent countries of MSCIs EAFE Index, but may opportunistically invest in some emerging markets stocks. The SubAdvisor uses an investment process that focuses on deriving returns from individual stock selection (bottom-up). The Subadvisor creates original fundamental research on a broad range of non-U.S. securities and applies a set of quantitative screening models to identify stocks that are expected to provide returns that are superior to that of the benchmark. These models evaluate stocks based on fundamental valuation judgments and market activity. The Subadvisor constructs the portfolio in a manner that attempts to control the level of risk in the portfolio, relative to the benchmark, MSCIs EAFE Index.

No more than 5% of fund net assets will be invested in U.S. companies (excluding High Social Impact and Special Equities investments).

Delete the third and fourth paragraphs under "Subadvisors and Portfolio Managers" on page 56 and replace the sixth paragraph under "Subadvisors and Portfolio Managers" on page 57 of the Prospectus (on page 24 of the Class I Prospectus), with the following:

SSgA FM's portfolio management team for both CSIF Enhanced Equity and CSIF Balanced is headed by Douglas Holmes, CFA. Doug is a Principal of State Street Global Advisors and heads the Global Enhanced Equity Group. He specializes in portfolio construction, risk control, and implementation of enhanced equity portfolios. Doug is the co-inventor of SPDRs and continues to be involved in all related products discussed or created by the firm. Prior to joining State Street in 1984, Doug was a partner at Lovett, Ward & Bertelsen. Before this, he was affiliated with Batterymarch Financial Management and was a member of the New Product Committee of the American Stock Exchange. Doug has been working in the investment management industry since 1980. Doug has a BS in Mathematics from Northeastern University.

Replace the ninth and tenth paragraphs under "Subadvisors and Portfolio Managers" on page 57 of the Prospectus (on page 24 for the Class I Prospectus), with the following:

Grantham, Mayo, Van Otterloo & Co. LLC ("GMO"); 40 Rowes Wharf, Boston, Massachusetts, 02110 manages the Calvert World Values International Equity Fund.

Thomas Hancock and Christopher M. Darnell co-head the portfolio management team for the Portfolio. Mr. Hancock joined the firm in 1995, serving as a research analyst. He became a member of the firm in 2000 and is currently engaged in global quantitative equities portfolio management. Prior to joining the firm, he was a research scientist at Siemens and a software engineer at IBM. Mr. Hancock attended Rensselaer Polytechnic Institute (B.S.) and Harvard University (Ph.D.).

Mr. Darnell joined the firm in 1979, serving as a research analyst. He became a member of the firm in 1984 and Head of Quantitative Research in 1996. He has also served as Chief Investment Officer of Quantitative Investment Products and Chairman of the U.S. Equity Investment Policy Group at GMO. Prior to joining the firm, Mr. Darnell attended Yale University (B.A.) and Harvard University (M.B.A.).

* * *

Calvert Large Cap Growth Fund

Please note the performance for Class A shares 5-year, and since inception average annual total return was understated on page 16 of the Prospectus. The correct performance is:

Average Annual Total Returns (as of 12-31-01)

(with maximum sales charge deducted)

1 year 5 years Since Inception

Calvert Large Cap Growth Fund

Class A (23.17%) 11.23% 12.96%

Class A shares have an actual inception date of 10/31/00. However, Class I Shares (not offered in this prospectus) have an inception date of 8/5/94. In the table above, performance of Class A prior to 10/31/00 is linked to Class I. Because Class I had lower expenses, its performance was higher than Class A would have realized in the same period. Current expenses for Class A shares are capped at the same level as the Bridgeway Social Responsibility Portfolio incurred for the year ended 6/30/00. Pursuant to an Agreement and Plan of Reorganization, the Social Responsibility Portfolio of Bridgeway Fund, Inc was reorganized into the Class I Shares of the Calvert Large Cap Growth Fund, which commenced operations on 10/31/00. Thus, the above performance for periods prior to that date reflect the performance of the Bridgeway Social Responsibility Portfolio. The month-end date of 8/31/94 is used for comparison purposes only; actual Fund inception is 8/5/94. Past performance does not necessarily indicate how the Fund will perform in the future.